Exhibit 99.1

Hain Celestial Reports Fourth Quarter and Fiscal Year 2021 Financial Results

Fourth Quarter Net Income Improved by $37 million from $4 million in the Prior Year

Fourth Quarter GAAP EPS of $0.40; Adjusted EPS of $0.39

Fourth Quarter Adjusted EBITDA Growth of 10%

Announces Incremental $300 Million Share Repurchase Authorization

Provides Fiscal Year 2022 Guidance

Lake Success, NY, August 26, 2021—The Hain Celestial Group, Inc. (Nasdaq: HAIN) (“Hain Celestial”, “Hain” or the “Company”), a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East providing consumers with A Healthier Way of Life®, today reported financial results for the fourth quarter and fiscal year ended June 30, 2021.

Mark L. Schiller, Hain Celestial’s President and Chief Executive Officer, commented, “We are very proud of our solid fourth quarter and full fiscal year 2021 results. In spite of the many challenges our industry faced this past year, we continued to successfully execute against our transformation plan, delivering robust full year margin expansion and strong adjusted EBITDA growth. Heading into 2022, we expect another strong year with adjusted net sales growth, margin expansion and adjusted EBITDA growth even in this challenging environment of high inflation and labor shortages.”

FINANCIAL HIGHLIGHTS*

Summary of Fourth Quarter Results from Continuing Operations
•Net sales decreased 12% to $450.7 million, or 17% on a constant currency basis, compared to the prior year period.
•When adjusted for foreign exchange, divestitures and discontinued brands, net sales decreased 8% compared to the prior year period.
•Gross margin of 25.0%, a 41 basis point decrease from the prior year period.
•Adjusted gross margin of 25.7%, a 49 basis point increase from the prior year period.
•Operating income of $41.6 million compared $25.3 million in the prior year period.
•Adjusted operating income of $53.0 million compared to $47.9 million in the prior year period.
•Net income of $40.5 million compared to $3.7 million in the prior year period.
•Adjusted net income of $39.7 million compared to $32.3 million in prior year period.
•Adjusted EBITDA of $68.1 million compared to $62.2 million in the prior year period.
•Adjusted EBITDA margin of 15.1%, a 296 basis point increase compared to the prior year period.
•Earnings per diluted share (“EPS”) of $0.40 compared to $0.04 in the prior year period.
•Adjusted EPS of $0.39 compared to $0.32 in the prior year period.
•Repurchased 0.7 million shares, or 0.7% of the outstanding common stock, at an average price of $40.41 per share.

Summary of Fiscal Year 2021 Results from Continuing Operations
•Net sales decreased 4% to $1,970.3 million, or 7% on a constant currency basis, compared to the prior year.
•When adjusted for foreign exchange, divestitures and discontinued brands, net sales decreased 1% compared to the prior year.

___________________________________________________
* Notes:
(1) The results contained in this press release are presented with the Hain Pure Protein and Tilda operating segments being treated as discontinued operations. Unless otherwise noted, all results included in this press release are from continuing operations.
(2) This press release includes certain non-GAAP financial measures, which are intended to supplement, not substitute for, comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to GAAP financial measures and other non-GAAP financial calculations are provided in the tables included in this press release.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

•Gross margin of 25.0%, a 227 basis point increase over the prior year.
•Adjusted gross margin of 25.6%, a 249 basis point increase over the prior year.
•Operating income of $107.4 million compared to $56.0 million in the prior year.
•Adjusted operating income of $199.5 million compared to $140.0 million in the prior year.
•Net income of $66.1 million compared to $25.6 million in the prior year.
•Adjusted net income of $146.5 million compared to $87.1 million in the prior year.
•Adjusted EBITDA of $258.9 million compared to $200.0 million in the prior year.
•Adjusted EBITDA margin of 13.1%, a 340 basis point increase compared to the prior year.
•EPS of $0.65 compared to $0.25 in the prior year.
•Adjusted EPS of $1.45 compared to $0.84 in the prior year.
•Repurchased 3.1 million shares, or 3.0% of the outstanding common stock, at an average price of $34.87 per share.

SEGMENT HIGHLIGHTS FROM CONTINUING OPERATIONS

The Company operates under two reportable segments: North America and International.

North America
North America net sales in the fourth quarter were $253.3 million, a decrease of 15% compared to the prior year period. When adjusted for foreign exchange, divestitures and discontinued brands, net sales decreased 12% from the prior year period.

Segment gross profit in the fourth quarter was $59.6 million, a 29% decrease from the prior year period. Adjusted gross profit was $62.4 million, a decrease of 25% from the prior year period. Gross margin was 23.5%, a 446 basis point decrease from the prior year period, and adjusted gross margin was 24.6%, a 313 basis point decrease from the prior year period.

Segment operating income in the fourth quarter was $23.8 million, a 25% decrease from the prior year period. Adjusted operating income was $29.6 million, a 24% decrease from the prior year period.

Adjusted EBITDA in the fourth quarter was $34.8 million, a 20% decrease from the prior year period. As a percentage of sales, North America adjusted EBITDA margin was 13.7%, a 92 basis point decrease from the prior year period.

North America net sales in fiscal year 2021 were $1,104.1 million, a decrease of 6% compared to the prior year. When adjusted for foreign exchange, divestitures and discontinued brands, net sales decreased 2% from the prior year. On an adjusted basis, the decrease was primarily driven by pantry stocking in the prior year as a result of stay-at-home orders at the beginning of the COVID-19 pandemic and a large program with a wholesale club which was not repeated in the current year.

Segment gross profit in fiscal year 2021 was $291.4 million, a 1% decrease from the prior year. Adjusted gross profit was $300.6 million, relatively flat compared to the prior year. Gross margin was 26.4%, a 134 basis point increase from the prior year and adjusted gross margin was 27.2%, a 155 basis point increase from the prior year.

Segment operating income in fiscal year 2021 was $129.0 million, a 34% increase from the prior year. Adjusted operating income was $143.7 million, a 19% increase from the prior year.

Adjusted EBITDA in fiscal year 2021 was $162.0 million, a 15% increase from the prior year. As a percentage of sales, North America adjusted EBITDA margin was 14.7%, a 265 basis point increase from the prior year.

International
International net sales in the fourth quarter were $197.3 million, a decrease of 7% compared to the prior year period. When adjusted for foreign exchange, divestitures and discontinued brands, net sales decreased 1% compared to the prior year period.

Segment gross profit in the fourth quarter was $53.0 million, a 14% increase from the prior year period. Adjusted gross profit was $53.6 million, an increase of 16% from the prior year period. Gross margin was 26.8%, a 509 basis point increase from the prior year period, and adjusted gross margin was 27.2%, a 543 basis point increase from the prior year period.

Segment operating income in the fourth quarter was $29.9 million, a 104% increase from the prior year period. Adjusted operating income was $31.3 million, an increase of 38% from the prior year period.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

Adjusted EBITDA in the fourth quarter was $38.3 million, a 28% increase from the prior year period. As a percentage of sales, International adjusted EBITDA margin was 19.4%, a 536 basis point increase from the prior year period.

International net sales in fiscal year 2021 were $866.2 million, a decrease of 2% when compared to the prior year. When adjusted for foreign exchange, divestitures and discontinued brands, net sales increased 1% compared to the prior year. On an adjusted basis, the increase was mainly due to sustained demand from the prior year with additional growth in the current year from our plant-based food and beverage products.

Segment gross profit in fiscal year 2021 was $200.2 million, a 16% increase from the prior year. Adjusted gross profit was $204.7 million, an increase of 17% from the prior year. Gross margin was 23.1%, a 359 basis point increase from the prior year and adjusted gross margin was 23.6%, a 382 basis point increase from the prior year.

Segment operating income in fiscal year 2021 was $38.0 million, a 31% decrease from the prior year. Adjusted operating income was $103.3 million, an increase of 40% from the prior year.

Adjusted EBITDA in fiscal year 2021 was $133.9 million, a 27% increase from the prior year. As a percentage of sales, International adjusted EBITDA margin was 15.5%, a 348 basis point increase from the prior year.

CAPITAL MANAGEMENT

The Company is announcing today that its Board of Directors has approved an additional $300 million share repurchase authorization. Share repurchases under this 2021 authorization will commence after the Company’s existing 2017 authorization is fully utilized. As of June 30, 2021, the Company had $82.4 million remaining under the 2017 authorization. The extent to which the Company repurchases its shares and the timing of such repurchases will be at the Company’s discretion and will depend upon market conditions and other corporate considerations. Repurchases may be made from time to time in the open market, pursuant to pre-set trading plans, in private transactions or otherwise.

During the fourth quarter of fiscal year 2021, the Company repurchased 0.7 million shares, or 0.7% of the outstanding common stock, at an average price of $40.41 per share for a total of $27.2 million, excluding commissions, under its 2017 share repurchase authorization.

During fiscal year 2021, the Company repurchased 3.1 million shares, or 3.0% of the outstanding common stock, at an average price of $34.87 per share for a total of $107.4 million, excluding commissions, under its 2017 share repurchase authorization.

FISCAL YEAR 2022 GUIDANCE

For fiscal year 2022, compared to fiscal year 2021, the Company expects:
•Low single digit adjusted net sales growth,
•Adjusted gross margin expansion, and
•Mid to high single digit adjusted EBITDA growth.

Relative to fiscal 2019, the most recent pre-pandemic period, the Company expects full year adjusted net sales growth of high single digits with adjusted EBITDA and EBITDA margin growth of at least 65% and 500 bps, respectively.

Given the elevated demand during the first half of fiscal year 2021 from the COVID-19 pandemic and the timing of the price increase, among other factors, the Company expects:
•Net sales to be down low to mid single digits on an adjusted basis in the first half of fiscal year 2022 and up by mid to high single digits in the second half, and
•Adjusted EBITDA to be close to flat in the first half of fiscal year 2022 and up high single digits to low double digits in the second half.

In addition, for the first quarter of fiscal year 2022, the Company expects:
•Net sales to be down low to mid single digits on an adjusted basis but down low double digits on a reported basis, compared to the first quarter of fiscal year 2021,
•Net sales to be up by mid to high single digits on an adjusted basis compared to the first quarter of fiscal year 2020, the most recent pre-pandemic period,
•Adjusted gross margin expansion, compared to the first quarter of fiscal year 2021, and
•A mid to high teens adjusted EBITDA decrease compared to the first quarter of fiscal year 2021, given the overlap of 70% adjusted EBITDA growth in the first quarter of fiscal year 2021 versus prior year, lower sales due to divestitures, a highly inflationary environment and the timing of the Company’s pricing actions.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

Notes: Adjusted net sales is defined as adjusted for the impact of foreign currency changes, divestitures and discontinued brands. All references in this “Fiscal Year 2022 Guidance” section to growth or declines in adjusted net sales or adjusted EBITDA compared to a prior period represent percentage growth or percentage decline.

Contacts:
Chris Mandeville and Anna Kate Heller
ICR
hain@icrinc.com

Webcast Presentation
Hain Celestial will host a conference call and webcast today at 8:30 AM Eastern Time to discuss its results and business outlook. The call will be webcast and the accompanying presentation will be available under the Investor Relations section of the Company’s website at www.hain.com.

About The Hain Celestial Group, Inc.
The Hain Celestial Group (Nasdaq: HAIN), headquartered in Lake Success, NY, is a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East. Hain Celestial participates in many natural categories with well-known brands that include Celestial Seasonings®, Clarks™, Cully & Sully®, Earth's Best®, Ella's Kitchen®, Frank Cooper's®, Gale's®, Garden of Eatin'®, Hain Pure Foods®, Hartley's®, Health Valley®, Imagine®, Joya®, Lima®, Linda McCartney's® (under license), MaraNatha®, Natumi®, New Covent Garden Soup Co.®, Robertson's®, Rose’s® (under license), Sensible Portions®, Spectrum®, Sun-Pat®, Terra®, The Greek Gods®, Yorkshire Provender® and Yves Veggie Cuisine®. The Company's personal care products are marketed under the Alba Botanica®, Avalon Organics®, JASON®, Live Clean® and Queen Helene® brands.

Safe Harbor Statement
Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan,” “continue,” “expect,” “anticipate,” “intend,” “predict,” “project,” “estimate,” “likely,” “believe,” “might,” “seek,” “may,” “will,” “remain,” “potential,” “can,” “should,” “could,” “future” and similar expressions, or the negative of those expressions, or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of the Company’s strategic initiatives, including productivity and transformation, the Company’s guidance for fiscal year 2022 and our future performance and results of operations.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Such factors include, among others, the impact of competition; challenges and uncertainty resulting from the COVID-19 pandemic; our ability to manage our supply chain effectively; disruption of operations at our manufacturing facilities; reliance on independent contract manufacturers; changes to consumer preferences; customer concentration; reliance on independent distributors; the availability of organic ingredients; risks associated with our international sales and operations; risks associated with outsourcing arrangements; our ability to execute our cost reduction initiatives and related strategic initiatives; our reliance on independent certification for a number of our products; the reputation of our Company and our brands; our ability to use and protect trademarks; general economic conditions; input cost inflation; the United Kingdom’s exit from the European Union; cybersecurity incidents; disruptions to information technology systems; the impact of climate change; liabilities, claims or regulatory change with respect to environmental matters; potential liability if our products cause illness or physical harm; the highly regulated environment in which we operate; pending and future litigation; compliance with data privacy laws; compliance with our credit agreement; the discontinuation of LIBOR; concentration in the ownership of our common stock; our ability to issue preferred stock; the adequacy of our insurance coverage; impairments in the carrying value of goodwill or other intangible assets; and other risks detailed from time-to-time in the Company’s reports filed with the United States Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and our subsequent reports on Forms 10-Q and 8-K. As a result of the foregoing and other factors, the Company cannot provide any assurance regarding future results, levels of activity and achievements of the Company, and neither the Company nor any person assumes responsibility for the accuracy and completeness of these statements. All forward-looking statements contained herein apply as of the date hereof or as of the date they were made and, except as

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

required by applicable law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors or new methods, future events or other changes.

Non-GAAP Financial Measures
This press release and the accompanying tables include non-GAAP financial measures, including adjusted operating income and its related margin, adjusted gross margin, adjusted net income, adjusted earnings per diluted share, net sales adjusted for the impact of foreign exchange, divestitures and discontinued brands, adjusted EBITDA and its related margin and operating free cash flow. The reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures are provided herein in the tables. Management believes that the non-GAAP financial measures presented provide useful additional information to investors about current trends in the Company’s operations and are useful for period-over-period comparisons of operations. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. They should be read only in connection with the Company’s Consolidated Statements of Operations and Cash Flows presented in accordance with GAAP.

Certain forward-looking non-GAAP financial measures included in this press release are not reconciled to the comparable forward-looking GAAP financial measures. The Company is not able to reconcile these forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures without unreasonable efforts because the Company is unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures but would not impact the non-GAAP measures. Such items may include litigation and related expenses, productivity and transformation costs, impairments, gains or losses on sales of assets and businesses, foreign exchange movements and other items. The unavailable information could have a significant impact on the Company’s GAAP financial results.

The Company believes presenting net sales at constant currency provides useful information to investors because it provides transparency to underlying performance in the Company’s consolidated net sales by excluding the effect that foreign currency exchange rate fluctuations have on period-to-period comparability given the volatility in foreign currency exchange markets. To present this information for historical periods, current period net sales for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average monthly exchange rates in effect during the corresponding period of the prior fiscal year, rather than at the actual average monthly exchange rate in effect during the current period of the current fiscal year. As a result, the foreign currency impact is equal to the current year results in local currencies multiplied by the change in average foreign currency exchange rate between the current fiscal period and the corresponding period of the prior fiscal year.

The Company provides net sales adjusted for the impact of foreign currency, divestitures and discontinued brands to understand the growth rate of net sales excluding the impact of such items. The Company’s management believes net sales adjusted for such items is useful to investors because it enables them to better understand the growth of our business from period-to-period.

The Company defines adjusted EBITDA as net income (loss) before income taxes, net interest expense, depreciation and amortization, equity in net (loss of equity-method investees, stock-based compensation, net, unrealized currency gains and losses, productivity and transformation costs, proceeds from an insurance claim, impairment of long-lived assets and intangibles, warehouse and manufacturing consolidation and other costs, gains or losses on sales of assets and businesses, litigation and related expenses, plant closure related costs, SKU rationalization and inventory write-downs and other adjustments. The Company’s management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of performance-based executive compensation.

The Company defines operating free cash flow as cash provided by or used in operating activities from continuing operations (a GAAP measure) less purchases of property, plant and equipment. The Company views operating free cash flow as an important measure because it is one factor in evaluating the amount of cash available for discretionary investments.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Balance Sheets
(unaudited and in thousands)

	June 30, 2021	June 30, 2020
ASSETS
Current assets:
Cash and cash equivalents	$75,871	$37,771
Accounts receivable, net	174,066	170,969
Inventories	285,410	248,170
Prepaid expenses and other current assets	39,834	95,690
Assets held for sale	1,874	8,334
Total current assets	577,055	560,934
Property, plant and equipment, net	312,777	289,256
Goodwill	871,067	861,958
Trademarks and other intangible assets, net	314,895	346,462
Investments and joint ventures	16,917	17,439
Operating lease right-of-use assets	92,010	88,165
Other assets	21,187	24,238
Total assets	$2,205,908	$2,188,452
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$171,947	$171,009
Accrued expenses and other current liabilities	117,957	124,045
Current portion of long-term debt	530	1,656
Liabilities related to assets held for sale	—	3,567
Total current liabilities	290,434	300,277
Long-term debt, less current portion	230,492	281,118
Deferred income taxes	42,639	51,849
Operating lease liabilities, noncurrent portion	85,929	82,962
Other noncurrent liabilities	33,531	28,692
Total liabilities	683,025	744,898
Total stockholders' equity	1,522,883	1,443,554
Total liabilities and stockholders' equity	$2,205,908	$2,188,452

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Operations
(unaudited and in thousands, except per share amounts)

	Fourth Quarter		Fourth Quarter Year to Date
	2021	2020	2021	2020

Net sales	$450,653	$511,746	$1,970,302	$2,053,903
Cost of sales	338,073	381,809	1,478,687	1,588,133
Gross profit	112,580	129,937	491,615	465,770
Selling, general and administrative expenses	62,082	79,171	299,077	324,376
Amortization of acquired intangible assets	2,160	2,192	8,931	11,638
Productivity and transformation costs	6,528	10,840	18,899	48,789
Proceeds from insurance claim	—	—	(592)	(2,962)
Goodwill impairment	—	394	—	394
Long-lived asset and intangibles impairment	244	12,079	57,920	27,493
Operating income	41,566	25,261	107,380	56,042
Interest and other financing expense, net	1,834	3,190	8,654	18,258
Other (income) expense, net	(9,215)	1,644	(10,067)	3,956
Income from continuing operations before income taxes and equity in net loss of equity-method investees	48,947	20,427	108,793	33,828
Provision for income taxes	7,896	15,958	41,093	6,205
Equity in net loss of equity-method investees	566	770	1,591	1,989
Net income from continuing operations	$40,485	$3,699	$66,109	$25,634
Net (loss) income from discontinued operations, net of tax	—	(460)	11,255	(106,041)
Net income (loss)	$40,485	$3,239	$77,364	$(80,407)

Net income (loss) per common share:
Basic net income per common share from continuing operations	$0.41	$0.04	$0.66	$0.25
Basic net income (loss) per common share from discontinued operations	—	—	0.11	(1.02)
Basic net income (loss) per common share	$0.41	$0.04	$0.77	$(0.77)

Diluted net income per common share from continuing operations	$0.40	$0.04	$0.65	$0.25
Diluted net income (loss) per common share from discontinued operations	—	—	0.11	(1.02)
Diluted net income (loss) per common share	$0.40	$0.04	$0.76	$(0.77)

Shares used in the calculation of net income (loss) per common share:
Basic	99,435	101,895	100,235	103,618
Diluted	101,133	102,280	101,322	103,937

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Cash Flows
(unaudited and in thousands)

	Fourth Quarter		Fourth Quarter Year to Date
	2021	2020	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$40,485	$3,239	$77,364	$(80,407)
Net (loss) income from discontinued operations, net of tax	—	(460)	11,255	(106,041)
Net income from continuing operations	40,485	3,699	66,109	25,634
Adjustments to reconcile net income from continuing operations to net cash provided by operating activities from continuing operations:
Depreciation and amortization	11,801	12,019	49,569	52,088
Deferred income taxes	6,668	45,195	9,884	36,160
Equity in net loss of equity-method investees	566	770	1,591	1,989
Stock-based compensation, net	3,771	3,497	15,659	13,078
Goodwill impairment	—	394	—	394
Long-lived asset and intangibles impairment	244	12,079	57,920	27,493
Gain on sale of assets	(4,900)	—	(4,900)	—
(Gain) loss on sale of businesses	(3,897)	1,448	(2,604)	3,564
Other non-cash items, net	1,152	123	353	342
(Decrease) increase in cash attributable to changes in operating assets and liabilities:
Accounts receivable	17,831	64,726	(2,890)	33,856
Inventories	21,782	(14,044)	(38,522)	33,236
Other current assets	(1,315)	(55,639)	55,172	(45,337)
Other assets and liabilities	732	7,152	(220)	5,986
Accounts payable and accrued expenses	(44,678)	11,403	(10,362)	(31,569)
Net cash provided by operating activities from continuing operations	50,242	92,822	196,759	156,914
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(18,491)	(13,932)	(71,553)	(60,893)
Proceeds from sale of assets	10,395	—	10,395	—
Proceeds from sale of businesses, net and other	31,700	1,337	58,794	15,765
Net cash provided by (used in) investing activities from continuing operations	23,604	(12,595)	(2,364)	(45,128)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under bank revolving credit facility	35,000	65,000	241,000	262,000
Repayments under bank revolving credit facility	(60,000)	(147,169)	(291,000)	(401,669)
Repayments under term loan	—	—	—	(206,250)
Proceeds from discontinued operations entities	—	398	—	305,645
Repayments of other debt, net	(177)	(538)	(2,094)	(2,040)
Share repurchases	(25,769)	(2,815)	(106,067)	(60,221)
Shares withheld for payment of employee payroll taxes	(541)	(425)	(4,282)	(1,931)
Net cash used in financing activities from continuing operations	(51,487)	(85,549)	(162,443)	(104,466)
Effect of exchange rate changes on cash from continuing operations	498	1,544	6,148	(566)
CASH FLOWS FROM DISCONTINUED OPERATIONS
Cash provided by (used in) operating activities	—	398	—	(5,748)
Cash provided by investing activities	—	—	—	297,592
Cash used in financing activities	—	(398)	—	(299,816)
Effect of exchange rate changes on cash from discontinued operations	—	—	—	(537)
Net cash flows used in discontinued operations	—	—	—	(8,509)
Net increase (decrease) in cash and cash equivalents	22,857	(3,778)	38,100	(1,755)
Cash and cash equivalents at beginning of period	53,014	41,549	37,771	39,526
Cash and cash equivalents at end of period	$75,871	$37,771	$75,871	$37,771

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales, Gross Profit and Operating Income (Loss) by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Hain Consolidated
Net Sales
Net sales - Q4 FY21	$253,348	$197,305	$—	$450,653
Net sales - Q4 FY20	$298,644	$213,102	$—	$511,746
% change - FY21 net sales vs. FY20 net sales	(15.2)%	(7.4)%		(11.9)%

Gross Profit
Q4 FY21
Gross profit	$59,622	$52,958	$—	$112,580
Non-GAAP adjustments(1)	2,752	686	—	3,438
Adjusted gross profit	$62,374	$53,644	$—	$116,018
Gross margin	23.5%	26.8%		25.0%
Adjusted gross margin	24.6%	27.2%		25.7%

Q4 FY20
Gross profit	$83,589	$46,348	$—	$129,937
Non-GAAP adjustments(1)	(728)	13	—	(715)
Adjusted gross profit	$82,861	$46,361	$—	$129,222
Gross margin	28.0%	21.7%		25.4%
Adjusted gross margin	27.7%	21.8%		25.3%

Operating income (loss)
Q4 FY21
Operating income (loss)	$23,822	$29,892	$(12,148)	$41,566
Non-GAAP adjustments(1)	5,732	1,439	4,227	11,398
Adjusted operating income (loss)	$29,554	$31,331	$(7,921)	$52,964
Operating income margin	9.4%	15.2%		9.2%
Adjusted operating income margin	11.7%	15.9%		11.8%

Q4 FY20
Operating income (loss)	$31,867	$14,667	$(21,273)	$25,261
Non-GAAP adjustments(1)	7,020	8,056	7,521	22,597
Adjusted operating income (loss)	$38,887	$22,723	$(13,752)	$47,858
Operating income margin	10.7%	6.9%		4.9%
Adjusted operating income margin	13.0%	10.7%		9.4%

(1) See accompanying table "Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS"

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales, Gross Profit and Operating Income (Loss) by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Hain Consolidated
Net Sales
Net sales - Q4 FY21 YTD	$1,104,128	$866,174	$—	$1,970,302
Net sales - Q4 FY20 YTD	$1,171,478	$882,425	$—	$2,053,903
% change - FY21 net sales vs. FY20 net sales	(5.7)%	(1.8)%		(4.1)%

Gross Profit
Q4 FY21 YTD
Gross profit	$291,435	$200,180	$—	$491,615
Non-GAAP adjustments(1)	9,190	4,555	—	13,745
Adjusted gross profit	$300,625	$204,735	$—	$505,360
Gross margin	26.4%	23.1%		25.0%
Adjusted gross margin	27.2%	23.6%		25.6%

Q4 FY20 YTD
Gross profit	$293,545	$172,225	$—	$465,770
Non-GAAP adjustments(1)	7,309	2,679	—	9,988
Adjusted gross profit	$300,854	$174,904	$—	$475,758
Gross margin	25.1%	19.5%		22.7%
Adjusted gross margin	25.7%	19.8%		23.2%

Operating income (loss)
Q4 FY21 YTD
Operating income (loss)	$129,010	$38,036	$(59,666)	$107,380
Non-GAAP adjustments(1)	14,661	65,231	12,208	92,100
Adjusted operating income (loss)	$143,671	$103,267	$(47,458)	$199,480
Operating income margin	11.7%	4.4%		5.4%
Adjusted operating income margin	13.0%	11.9%		10.1%

Q4 FY20 YTD
Operating income (loss)	$95,934	$55,333	$(95,225)	$56,042
Non-GAAP adjustments(1)	25,083	18,559	40,296	83,938
Adjusted operating income (loss)	$121,017	$73,892	$(54,929)	$139,980
Operating income margin	8.2%	6.3%		2.7%
Adjusted operating income margin	10.3%	8.4%		6.8%

(1) See accompanying table "Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS"

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS
(unaudited and in thousands, except per share amounts)

	Fourth Quarter
	2021 GAAP	Adjustments	2021 Adjusted	2020 GAAP	Adjustments	2020 Adjusted
Net sales	$450,653	$—	$450,653	$511,746	$—	$511,746
Cost of sales	338,073	(3,438)	334,635	381,809	715	382,524
Gross profit	112,580	3,438	116,018	129,937	(715)	129,222
Operating expenses (a)	64,486	(1,432)	63,054	93,442	(12,079)	81,363
Productivity and transformation costs	6,528	(6,528)	—	10,840	(10,840)	—
Goodwill impairment	—	—	—	394	(394)	—
Operating income	41,566	11,398	52,964	25,261	22,597	47,858
Interest and other (income) expense, net (b)	(7,381)	7,510	129	4,834	(1,803)	3,031
Provision (benefit) for income taxes	7,896	4,714	12,610	15,958	(4,243)	11,715
Net income (loss) from continuing operations	40,485	(826)	39,659	3,699	28,644	32,343
Net (loss) income from discontinued operations, net of tax	—	—	—	(460)	460	—
Net income (loss)	40,485	(826)	39,659	3,239	29,104	32,343

Diluted net income (loss) per common share from continuing operations	0.40	(0.01)	0.39	0.04	0.28	0.32
Diluted net income per common share from discontinued operations	—	—	—	—	—	—
Diluted net income (loss) per common share	0.40	(0.01)	0.39	0.04	0.28	0.32

(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses and long-lived asset impairment.
(b) Interest and other (income) expense, net includes interest and other financing expenses, net, unrealized currency losses, (gain) loss on sale of assets and businesses and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS
(unaudited and in thousands)

Detail of Adjustments:
	Q4 FY21	Q4 FY20
Warehouse/manufacturing consolidation and other costs	$4,038	$385
Plant closure related costs	132	3
SKU rationalization and inventory write-down	(732)	(1,103)
Cost of sales	3,438	(715)

Gross profit	3,438	(715)

Litigation and related expenses	943	—
Warehouse/manufacturing consolidation and other costs	245	—
Long-lived asset impairment	244	12,079
Operating expenses (a)	1,432	12,079

Productivity and transformation costs	6,528	10,840
Productivity and transformation costs	6,528	10,840

Goodwill impairment	—	394
Goodwill impairment	—	394

Operating income	11,398	22,597

Unrealized currency losses	1,287	355
Gain on sale of assets	(4,900)	—
(Gain) loss on sale of businesses	(3,897)	1,448
Interest and other (income) expense, net(b)	(7,510)	1,803

Income tax related adjustments	(4,714)	4,243
(Benefit) provision for income taxes	(4,714)	4,243

Net (loss) income from continuing operations	$(826)	$28,644

(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses and long-lived asset impairment.
(b) Interest and other (income) expense, net includes interest and other financing expenses, net, unrealized currency losses, (gain) loss on sale of assets and businesses and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS
(unaudited and in thousands, except per share amounts)

	Fourth Quarter Year to Date
	2021 GAAP	Adjustments	2021 Adjusted	2020 GAAP	Adjustments	2020 Adjusted
Net sales	$1,970,302	$—	$1,970,302	$2,053,903	$—	$2,053,903
Cost of sales	1,478,687	(13,745)	1,464,942	1,588,133	(9,988)	1,578,145
Gross profit	491,615	13,745	505,360	465,770	9,988	475,758
Operating expenses (a)	365,928	(60,048)	305,880	363,507	(27,730)	335,777
Productivity and transformation costs	18,899	(18,899)	—	48,789	(48,789)	—
Proceeds from insurance claim	(592)	592	—	(2,962)	2,962	—
Goodwill impairment	—	—	—	394	(394)	—
Operating income	107,380	92,100	199,480	56,042	83,938	139,980
Interest and other (income) expense, net (b)	(1,413)	6,752	5,339	22,214	(5,082)	17,132
Provision for income taxes	41,093	4,929	46,022	6,205	27,575	33,780
Net income from continuing operations	66,109	80,419	146,528	25,634	61,445	87,079
Net income (loss) from discontinued operations, net of tax	11,255	(11,255)	—	(106,041)	106,041	—
Net income (loss)	77,364	69,164	146,528	(80,407)	167,486	87,079

Diluted net income per common share from continuing operations	0.65	0.80	1.45	0.25	0.59	0.84
Diluted net income (loss) per common share from discontinued operations	0.11	(0.11)	—	(1.02)	1.02	—
Diluted net income (loss) per common share	0.76	0.69	1.45	(0.77)	1.61	0.84

(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other (income) expense, net includes interest and other financing expenses, net, unrealized currency losses, (gain) loss on sale of assets and businesses and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS
(unaudited and in thousands)

Detail of Adjustments:
	Q4 FY21 YTD	Q4 FY20 YTD
Warehouse/manufacturing consolidation and other costs	$11,313	$3,251
Plant closure related costs	2,853	2,562
SKU rationalization and inventory write-down	(421)	4,175
Cost of sales	13,745	9,988

Gross profit	13,745	9,988

Long-lived asset impairment	57,920	17,954
Litigation and related expenses	1,587	48
Warehouse/manufacturing consolidation and other costs	508	189
Plant closure related costs	33	—
Intangibles impairment	—	9,539
Operating expenses (a)	60,048	27,730

Productivity and transformation costs	18,899	48,789
Productivity and transformation costs	18,899	48,789

Proceeds from insurance claim	(592)	(2,962)
Proceeds from insurance claim	(592)	(2,962)

Goodwill impairment	—	394
Goodwill impairment	—	394

Operating income	92,100	83,938

Unrealized currency losses	752	543
Gain on sale of assets	(4,900)	—
(Gain) loss on sale of businesses	(2,604)	3,564
Deferred financing cost write-off	—	975
Interest and other (income) expense, net(b)	(6,752)	5,082

Income tax related adjustments	(4,929)	(27,575)
Benefit for income taxes	(4,929)	(27,575)

Net income from continuing operations	$80,419	$61,445

(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other (income) expense, net includes interest and other financing expenses, net, unrealized currency losses, (gain) loss on sale of assets and businesses and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted Net Sales Growth
(unaudited and in thousands)

Q4 FY21	North America	International	Hain Consolidated
Net sales	$253,348	$197,305	$450,653
Divestitures and discontinued brands	(525)	—	(525)
Impact of foreign currency exchange	(3,940)	(20,091)	(24,031)
Net sales on a constant currency basis adjusted for divestitures and discontinued brands	$248,883	$177,214	$426,097

Q4 FY20
Net sales	$298,644	$213,102	$511,746
Divestitures and discontinued brands	(15,551)	(35,051)	(50,602)
Net sales adjusted for divestitures and discontinued brands	$283,093	$178,051	$461,144

Net sales decline	(15.2)%	(7.4)%	(11.9)%
Impact of divestitures and discontinued brands	4.4%	16.3%	9.0%
Impact of foreign currency exchange	(1.3)%	(9.4)%	(4.7)%
Net sales decline on a constant currency basis adjusted for divestitures and discontinued brands	(12.1)%	(0.5)%	(7.6)%

Q4 FY21 YTD	North America	International	Hain Consolidated
Net sales	$1,104,128	$866,174	$1,970,302
Divestitures and discontinued brands	(4,630)	(5,052)	(9,682)
Impact of foreign currency exchange	(6,083)	(55,224)	(61,307)
Net sales on a constant currency basis adjusted for divestitures and discontinued brands	$1,093,415	$805,898	$1,899,313

Q4 FY20 YTD
Net sales	$1,171,478	$882,425	$2,053,903
Divestitures and discontinued brands	(59,671)	(83,173)	(142,844)
Net sales adjusted for divestitures and discontinued brands	$1,111,807	$799,252	$1,911,059

Net sales decline	(5.7)%	(1.8)%	(4.1)%
Impact of divestitures and discontinued brands	4.5%	8.9%	6.5%
Impact of foreign currency exchange	(0.5)%	(6.3)%	(3.0)%
Net sales (decline) growth on a constant currency basis adjusted for divestitures and discontinued brands	(1.7)%	0.8%	(0.6)%

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted EBITDA
(unaudited and in thousands)

	Fourth Quarter		Fourth Quarter Year to Date
	2021	2020	2021	2020

Net income (loss)	$40,485	$3,239	$77,364	$(80,407)
Net (loss) income from discontinued operations, net of tax	—	(460)	11,255	(106,041)
Net income from continuing operations	$40,485	$3,699	$66,109	$25,634

Provision for income taxes	7,896	15,958	41,093	6,205
Interest expense, net	1,099	2,467	5,880	14,351
Depreciation and amortization	11,801	12,019	49,569	52,088
Equity in net loss of equity-method investees	566	770	1,591	1,989
Stock-based compensation, net	3,771	3,497	15,659	13,078
Goodwill impairment	—	394	—	394
Unrealized currency losses	1,287	355	752	543
Productivity and transformation costs	5,435	10,194	15,863	47,596
Proceeds from insurance claim	—	—	(592)	(2,962)
Long-lived asset and intangibles impairment	244	12,079	57,920	27,493
Warehouse/manufacturing consolidation and other costs	4,061	385	11,374	3,440
Litigation and related expenses	943	—	1,587	48
Plant closure related costs	41	3	58	2,357
Gain on sale of assets	(4,900)	—	(4,900)	—
(Gain) loss on sale of businesses	(3,897)	1,448	(2,604)	3,564
SKU rationalization and inventory write-down	(732)	(1,103)	(421)	4,175
Adjusted EBITDA	$68,100	$62,165	$258,938	$199,993

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted EBITDA and Adjusted EBITDA Margin by Segment
(unaudited and in thousands)

Q4 FY21	North America	International	Corporate/Other	Hain Consolidated
Operating income (loss)	$23,822	$29,892	$(12,148)	$41,566
Depreciation and amortization	4,123	6,946	732	11,801
Stock-based compensation, net	841	312	2,618	3,771
Productivity and transformation costs	2,954	285	2,196	5,435
Long-lived asset impairment	—	244	—	244
Warehouse/manufacturing consolidation and other costs	3,396	665	—	4,061
Plant closure related costs	41	—	—	41
SKU rationalization and inventory write-down	(732)	—	—	(732)
Litigation and related expenses	—	—	943	943
Other	372	(85)	683	970
Adjusted EBITDA	$34,817	$38,259	$(4,976)	$68,100

Net sales	$253,348	$197,305		$450,653
Adjusted EBITDA margin	13.7%	19.4%		15.1%

Q4 FY20	North America	International	Corporate/Other	Hain Consolidated
Operating income (loss)	$31,867	$14,667	$(21,273)	$25,261
Depreciation and amortization	4,101	7,179	739	12,019
Stock-based compensation, net	631	333	2,533	3,497
Goodwill impairment	—	394	—	394
Productivity and transformation costs	1,553	2,765	5,876	10,194
Long-lived asset impairment	6,196	4,883	1,000	12,079
SKU rationalization and inventory write-down	(1,103)	—	—	(1,103)
Warehouse/manufacturing consolidation and other costs	385	—	—	385
Plant closure related costs	3	—	—	3
Other	153	(312)	(405)	(564)
Adjusted EBITDA	$43,786	$29,909	$(11,530)	$62,165

Net sales	$298,644	$213,102		$511,746
Adjusted EBITDA margin	14.7%	14.0%		12.1%

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted EBITDA and Adjusted EBITDA Margin by Segment
(unaudited and in thousands)

Q4 FY21 YTD	North America	International	Corporate/Other	Hain Consolidated
Operating income (loss)	$129,010	$38,036	$(59,666)	$107,380
Depreciation and amortization	16,816	29,915	2,838	49,569
Stock-based compensation, net	3,410	1,535	10,714	15,659
Productivity and transformation costs	5,388	3,880	6,595	15,863
Proceeds from insurance claim	—	—	(592)	(592)
Long-lived asset impairment	(11)	56,348	1,583	57,920
Warehouse/manufacturing consolidation and other costs	7,809	3,565	—	11,374
Plant closure related costs	34	24	—	58
SKU rationalization and inventory write-down	(421)	—	—	(421)
Litigation and related expenses	—	—	1,587	1,587
Other	10	579	(48)	541
Adjusted EBITDA	$162,045	$133,882	$(36,989)	$258,938

Net sales	$1,104,128	$866,174		$1,970,302
Adjusted EBITDA margin	14.7%	15.5%		13.1%

Q4 FY20 YTD	North America	International	Corporate/Other	Hain Consolidated
Operating income (loss)	$95,934	$55,333	$(95,225)	$56,042
Depreciation and amortization	16,890	31,437	3,761	52,088
Stock-based compensation, net	2,716	1,316	9,046	13,078
Goodwill impairment	—	394	—	394
Productivity and transformation costs	9,053	7,034	31,509	47,596
Proceeds from insurance claim	—	—	(2,962)	(2,962)
Long-lived asset and intangibles impairment	8,499	8,454	10,540	27,493
SKU rationalization and inventory write-down	3,996	179	—	4,175
Warehouse/manufacturing consolidation and other costs	3,440	—	—	3,440
Plant closure related costs	75	2,282	—	2,357
Litigation and related expenses	—	—	48	48
Other	283	(733)	(3,306)	(3,756)
Adjusted EBITDA	$140,886	$105,696	$(46,589)	$199,993

Net sales	$1,171,478	$882,425		$2,053,903
Adjusted EBITDA margin	12.0%	12.0%		9.7%

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Operating Free Cash Flow
(unaudited and in thousands)

	Fourth Quarter		Fourth Quarter Year to Date
	2021	2020	2021	2020

Net cash provided by operating activities from continuing operations	$50,242	$92,822	$196,759	$156,914
Purchases of property, plant and equipment	(18,491)	(13,932)	(71,553)	(60,893)
Operating free cash flow from continuing operations	$31,751	$78,890	$125,206	$96,021

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com